UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

APPROACH RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Information

The following includes a mailing sent to certain stockholders of Approach Resources Inc. (the “Company”) in connection with the solicitation of proxies for the meeting of stockholders to be held to approve certain aspects of the Company’s previously announced exchange transactions.

NO OFFER OR SOLICITATION

THE ATTACHED MAILING IS FOR INFORMATIONAL PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES PURSUANT TO THE PROPOSED TRANSACTIONS OR OTHERWISE, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. THIS ANNOUNCEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF SECURITIES AND SHALL NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS UNLAWFUL.

APPROACH RESOURCES INC.

Special Meeting of Stockholders

Please vote your voting instruction form today!

• VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions

• VOTE BY PHONE — 1-800-690-6903 Use any touch-tone phone to transmit your voting instructions

Have your voting instruction form in hand when you call or logon,

and then follow the instructions

If you have any questions or need assistance voting your shares, please  contact

Okapi Partners Toll-Free at: 1-877-259-6290

Additional Information and Where to Find It

In connection with the Special Meeting, Approach Resources Inc. (the “Company”) filed a definitive proxy statement with the SEC on December 13, 2016. The definitive proxy statement (including any amendments or supplements thereto), and other relevant documents filed with the SEC in connection the Company’s solicitation of proxies for the Special Meeting, contain important information about the matters to be voted on at the Special Meeting. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and such other materials filed with the SEC. The definitive proxy statement was mailed to the Company stockholders of record as of December 12, 2016. Stockholders may also obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Approach Resources Inc., One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116, Attention: Investor Relations, (817) 989-9000.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Special Meeting. The Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 20, 2016. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to the Company stockholders in connection with the Special Meeting is set forth in the definitive proxy statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the matters to be voted on at the Special Meeting is included in such definitive proxy statement.